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EATON VANCE(R)
==============
                                                   [Photo of Pillars and Steps]

Annual Report June 30, 2002

[Photo of Statue with Buildings]    EATON VANCE
                                     SENIOR
                                     INCOME
                                      TRUST

[Photo of Large Hall]

--------------------------------------------------------------------------------
                      IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.
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

EATON VANCE SENIOR INCOME TRUST AS OF JUNE 30, 2002

--------------------------------------------------------------------------------
Letter to Shareholders
--------------------------------------------------------------------------------

[Photo of James B. Hawkes]

James B. Hawkes
President

Amid sharply lower interest rates, Eaton Vance Senior Income Trust again provided a significant yield advantage in a portfolio of senior floating-rate loans. Based on the Trust's June monthly dividend of $0.045 per share and a closing share price of $7.76, the Trust's market yield was 6.96% at June 30, 2002.

SHORT-TERM INTEREST RATES FELL TO HISTORIC LOWS DURING THE FISCAL YEAR...

In the second half of 2001, the Federal Reserve continued the rate cuts it began earlier in the year. By the end of 2001, the Fed had reduced rates by 475 basis points (4.75%), putting short-term rates at a 40-year low. LIBOR (London Interbank Offered Rate), the base rate for floating-rate loans, declined in line with short-term rates. Not surprisingly, lower LIBOR rates had a profound effect on total returns for floating-rate loans. However, while returns were somewhat lower than in previous years, the loan market remained a relative haven from the unnerving volatility of the equity and high-yield bond markets.

THE TRUST'S LOANS ARE SENIOR AND TYPICALLY SECURED, ADDING AN EXTRA MEASURE OF SECURITY ...

Having experienced a recession, a poor credit climate, ongoing concerns over global terrorism and repeated jolts to confidence, investors have had to endure a good deal in the past year. However, in a poor credit environment, the Trust's floating-rate loans have continued to provide an added measure of security. Loans are typically senior and secured. They are senior, which means that they rank high in the corporate capital structure and that lenders will be paid before bondholders and other subordinated lenders. In addition, many are secured, which means that the loans are fully backed by collateral, such as accounts receivable, inventory, facilities, and intangibles. In the event of a reversal of fortune, secured status represents a major advantage and, historically, has greatly improved recovery rates when compared to bonds and other junior subordinated debt.

FLOATING-RATE LOANS REMAIN A GOOD MEANS FOR REDUCING RISK IN AN INVESTOR'S PORTFOLIO ...

Given the recent volatility in the financial markets and increasing investor anxiety, the loan market remains an excellent vehicle for diminishing the risk of a diversified investment portfolio. While demonstrating much less volatility than other financial assets, floating-rate loans have continued to provide a significant yield advantage over other short-term income vehicles. In the pages that follow, co-portfolio managers John Redding, Scott Page and Payson Swaffield review the events of the past year and offer their insights on the period ahead.

     Sincerely,

 /s/ James B. Hawkes

     James B. Hawkes
     President
     August 7, 2002

Trust Information as of June 30, 2002



Performance1
Average Annual Total Return (by share price, NYSE)
--------------------------------------------------
One Year                                    -6.18%
Life of Fund (10/30/98)                      1.62

Average Annual Total Return (at net asset value)
--------------------------------------------------
One Year                                     2.92%
Life of Fund (10/30/98)                      3.99

Ten Largest Holdings(2)
--------------------------------------------------
Insight Midwest Holdings, LLC                 2.4%
Century Cable Holdings                        2.2
Rite Aid Corp.                                2.1
Metro Goldwyn Mayer, Inc.                     1.7
Jefferson Smurfit Corporation                 1.7
Lyondell Petrochemical Company                1.6
Charter Communications Operating, LLC         1.5
Lamar Media Corp.                             1.5
Amphenol Corp.                                1.4
Iron Mountain Incorporated                    1.3

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

(2) Ten largest holdings account for 17.4% of the Trust's investments, determined by dividing the total market value of the holdings by the total net assets of the Trust. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE SENIOR INCOME TRUST AS OF JUNE 30, 2002

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MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

[photo of John P. Redding}
John P. Redding

An interview with John P. Redding, Scott H. Page and Payson F. Swaffield, co-portfolio managers of Eaton Vance Senior Income Trust.

Q: John, over the past year, many U.S. financial markets have been hurt by the weak economy, worries over global terrorism and investor concerns about corporate governnance. Has the loan market been similarly affected?

A: MR. REDDING: Without question, this has been a very difficult year for the loan market. Credit conditions have deteriorated, and the default rate has remained toward the high end of its historical range. The weak economy resulted in a sharp decline in interest rates in 2001. Floating-rate loans are priced at a spread over LIBOR (London Interbank Offered Rate), historically fluctuating with changes in the Federal Funds rate. With short-term rates at 40-year lows, returns on loans have understandably reflected that trend.

    The economy was just starting to show some anecdotal signs of recovery in the second half of 2001, when the events of September 11 dealt the economy another severe shock. With consumer confidence waning, businesses reined in their capital investment plans as well, further clouding the economic outlook.

    Meanwhile, the ongoing threat of more terrorist actions has remained a major concern. And finally, the issue of corporate governance, highlighted by several prominent cases of corporate malfeasance, further dampened investor sentiment. So it has been a very difficult climate for the financial markets in general, and the loan market has been no exception.

[photo of Scott H. Page]
Scott H. Page

Q: Scott, how would you assess the performance of the Trust in these conditions?

A: MR. PAGE: The Trust's negative total return on a share price basis was a result of a 13.2% decline in share price and generally reflected the increasing skittishness of the financial markets. However, even at these depressed interest rate levels, the Trust had a market yield of 6.96% at June 30, 2002, still well above most other income-producing vehicles.(1) On a net asset basis, the Trust registered a positive total return of 2.92%.(2) That return significantly outperformed the 0.94% return of the Trust's benchmark, the CSFB Leveraged Loan Index.(3) The Trust benefited especially from having dramatically reduced its telecom holdings last year. Specifically, the Trust avoided the troubled areas of broadband and competitive local exchange areas, which have been plagued by high debt levels and overcapacity.

Five Largest Sector Weightings(4)
---------------------------------------------------------------
Cable Television                                         11.2%
Chemicals                                                10.6%
Manufacturing                                             9.0%
Health Care - Providers & Services                        8.2%
Food, Beverages & Tobacco                                 7.7%

Trust Overview(4)
---------------------------------------------------------------
Total net assets                                $302.8 million
Number of borrowers                                        240
Industries represented                                      48
Collateral coverage ratio                             1.5 to 1
Weighted days-to-interest rate reset                   51 days
Average maturity                                      5.7 Yrs.
Average size per borrowing                        $1.9 million

(1) The Trust's market yield is calculated by dividing the most recent dividend per share by the share market price at the end of the period and annualizing the result. (2) Returns are historical and are calculated by determining the percentage change in market value or net asset value with all distributions reinvested. (3) The CSFB Leveraged Loan Index - a representative index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. It is not possible to invest directly in an Index. (4) Five Largest Sector Weightings account for 46.7% of the Trust's investments, determined by dividing the total market value of the holdings by the total investments of the Trust. Five Largest Sector Weightings and Trust Overview are as of 6/30/02 and are subject to change. Trust Overview information refers only to the senior floating-rate loan portion of the Trust.

--------------------------------------------------------------------------------
Shares of the Trust are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will change.
--------------------------------------------------------------------------------

[photo of Payson F. Swaffield]
Payson F. Swaffield

Q: Payson where did the Trust focus its  investments?

A: MR. SWAFFIELD: The Trust has emphasized companies that we believe are well-positioned to weather a slow recovery, especially those we believe are quality companies that are leaders in their industries and have reasonable debt levels. That has meant a strong focus on basic industries, stalwarts such as specialty chemical manufacturers and manufacturers with relatively strong balance sheets. Lyondell Petrochemicals, for example, produces chemicals used in manufacturing, refined petroleum products, food processing and personal care products, and benefits from a broadly diversified customer base.

    Another theme has been defensive companies, such as drug retailers and foods and beverages. Not only do these companies tend to be recession-resistant, but they are well-secured by very high quality inventories.

Q: You mentioned that investors have been increasingly concerned over matters of corporate governance. Has the Trust been affected by any of those issues?

A: MR. REDDING: Yes. Adelphia Communications, Inc., one of the nation's largest cable providers, has been a core holding of the Trust. (As of June 30, 2002, Adelphia - through investments in subsidiaries Century Cable Holdings, Hilton Head and Olympus Cable Holdings - represented 3.1% of the Trust's investments.) In March, the company disclosed that it had discovered financial irregularities by controlling family interests. The family surrendered control in May 2002, and several individuals have subsequently been charged with fraud. In June 2002, the company filed a Chapter 11 bankruptcy petition. These events caused Adelphia's outstanding securities - including its loans - to be valued lower. Despite this market price movement, we have good reason to believe that recovery will be at, or near, par, based on an overall debt-per-subscriber level, which is well below current industry valuation levels. The Adelphia filing impacted the overall cable sector and caused loans to other cable companies - including healthy operators - to be valued lower.

Q: It's noteworthy that, despite the Adelphia difficulties, cable television providers - at 10.2% - remained among the Trust's largest holdings. Could you address that?

A: MR. SWAFFIELD: Yes. The cable business continues to boast very compelling fundamentals. Cable operators have enjoyed revenue growth and surprising pricing flexibility, even in a weak economy, a fact that has distinguished them in the past year from industries that are more economically sensitive. While the group has traded lower in recent months in response to the Adelphia filing, companies like Insight Midwest Holdings and Charter Communications remain healthy operators.

    Insight has targeted an attractive market niche in rural areas, where the subscriber growth rate remains fairly high. For its part, Charter has upgraded its network in the face of competition from other technologies, and expects to generate additional revenue from advanced services such as digital video and high-speed Internet connections.

Q:  What is your outlook for the loan market in the coming year?

A: MR. PAGE: Although we believe the economy has embarked on a tentative recovery, in recent months there has been a disconnect between economic trends and investor confidence. That is due, in part, to the lingering anxieties over geopolitical events, as well as to the troubling cases of corporate malfeasance. While those sentiments are understandable in the short-term, economic fundamentals will dictate market trends in the long run.

    MR. SWAFFIELD: The Federal Reserve made a determined bid to revive the economy throughout 2001 and, in recent testimony, Fed Chairman Greenspan has suggested that a recovery, however slow, is under way. While the timing of an eventual uptick in interest rates is far from certain, such a trend would likely benefit floating-rate loans, which are unique among income-producing vehicles in that their returns can actually improve when interest rates rise.

    MR. REDDING: It's worth noting that, in the wake of the recession and the corporate governance issues, lenders have become much more demanding of borrowers, insisting on more conservative lending terms and stricter covenants. That is a positive trend for the loan market and for investors. Moreover, ironing out the excesses of the 1990s is a very healthy development and should leave the economy - and the loan market - in better shape for the future. We believe that the Trust's diversified portfolio of floating-rate loans represents a sound investment alternative in this uncertain period, and the Portfolio should be well-positioned when rates eventually move higher.

EATON VANCE SENIOR INCOME TRUST AS OF JUNE 30, 2002

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PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Senior, Floating Rate
Interests -- 147.1%(1)

Principal
Amount         Borrower/Tranche Description                         Value
-----------------------------------------------------------------------------

Advertising -- 1.5%
-----------------------------------------------------------------------------
              Lamar Media Corp.
$  1,865,578  Term loan maturing March 1, 2006                  $   1,876,572
   1,109,397  Term loan maturing August 1, 2006                     1,115,935
   1,500,000  Term loan maturing February 1, 2007                   1,512,562
-----------------------------------------------------------------------------
                                                                $   4,505,069
-----------------------------------------------------------------------------
\Aerospace & Defense -- 3.4%
-----------------------------------------------------------------------------
              Aircraft Braking Systems Corp.
$    582,871  Term loan maturing September 30, 2005             $     584,510
              Alliant Techsystems, Inc.
   3,491,250  Term loan maturing April 20, 2009                     3,538,165
              Dyncorp
     737,280  Term loan maturing December 9, 2006                     739,354
              EG&G Technical Services, Inc.
     824,466  Term loan maturing August 20, 2007                      824,466
              Fairchild Holdings Corporation
   2,104,035  Term loan maturing April 30, 2006                     1,946,233
              Transdigm Holding Company
     340,020  Term loan maturing May 15, 2006                         339,170
     866,213  Term loan maturing May 15, 2007                         864,048
              United Defense Industries, Inc.
   1,424,408  Term loan maturing June 30, 2009                      1,430,863
-----------------------------------------------------------------------------
                                                                $  10,266,809
-----------------------------------------------------------------------------

Air Freight & Couriers -- 0.4%
-----------------------------------------------------------------------------
              Evergreen International Aviation, Inc.
$  1,188,519  Term loan maturing April 30, 2003                 $   1,158,806
     183,489  Term loan maturing May 31, 2003                         178,902
-----------------------------------------------------------------------------
                                                                $   1,337,708
-----------------------------------------------------------------------------

Auto Components -- 5.0%
-----------------------------------------------------------------------------
              Accuride Corporation
$  1,940,000  Term loan maturing January 21, 2007               $   1,826,834
              American Axle & Manufacturing, Inc.
     998,660  Term loan maturing April 30, 2006                     1,001,424
              Collins & Aikman
     962,500  Term loan maturing December 31, 2004                    963,302
   1,496,250  Term loan maturing December 31, 2005                  1,507,873
              Exide Corporation
   2,000,000  DIP loan maturing February 15, 2004                   1,980,000
   1,668,128  Term loan maturing March 18, 2005*                    1,123,484
              Federal Mogul Corp DIP (First Lien)
   2,442,147  Term loan maturing November 30, 2003                  2,457,411
              Federal-Mogul Corporation
   1,500,000  Term loan maturing February 24, 2005                    990,626
     763,183  Term loan maturing February 24, 2006                    751,735
              J.L. French Automotive Castings, Inc.
     498,665  Term loan maturing November 30, 2006                    454,408
              Metaldyne, Inc.
   1,000,000  Term loan maturing December 31, 2009                  1,007,500
              Stanadyne Automotive Corporation
   1,114,313  Term loan maturing December 10, 2004                  1,083,573
-----------------------------------------------------------------------------
                                                                $  15,148,170
-----------------------------------------------------------------------------

Broadcast Media -- 6.4%
-----------------------------------------------------------------------------
              Benedek Broadcasting Corporation
$  1,861,596  Term loan maturing November 20, 2007              $   1,853,218
              Block Communications
   1,000,000  Term loan maturing November 30, 2009                  1,005,625
              CanWest Media, Inc.
   2,126,431  Term loan maturing May 15, 2008                       2,143,045
   1,328,494  Term loan maturing May 15, 2009                       1,338,873
              Citadel Communications Corp.
   2,000,000  Term loan maturing December 31, 2008                  2,018,000
              Cumulus Media, Inc.
     500,000  Term loan maturing March 31, 2010                       505,187
              Discovery Communications, Inc.
   2,662,500  Term loan maturing May 13, 2004                       2,607,032
     500,000  Term loan maturing December 31, 2005                    489,584
              Nexstar Finance, LLC
     863,906  Term loan maturing July 12, 2007                        859,587
              Paxson Communications Corporation
   2,977,500  Term loan maturing June 30, 2006                      2,992,388
              Sinclair Broadcast Group, Inc.
   1,200,000  Term loan maturing September 15, 2005                 1,208,100
              Susquehanna Media Co.
   2,000,000  Term loan maturing June 30, 2007                      1,950,000
     498,750  Term loan maturing June 30, 2008                        501,244
-----------------------------------------------------------------------------
                                                                $  19,471,883
-----------------------------------------------------------------------------

Cable Television -- 11.2%
-----------------------------------------------------------------------------
              Century Cable Holdings, LLC
$  9,000,000  Term loan maturing December 31, 2009              $   6,808,122
              Charter Communications Operating, LLC.
   4,987,500  Term loan maturing March 18, 2008                     4,538,625
              Charter Communications VIII
   2,985,000  Term loan maturing February 2, 2008                   2,713,034
              Classic Cable, Inc.
     865,616  Term loan maturing October 31, 2007                     761,742
              CSG Systems Intl, Inc
     175,000  Term loan maturing December 31, 2007                    171,062
     858,600  Term loan maturing December 31, 2006                    845,721
              Hilton Head Communications
   2,493,750  Term loan maturing May 15, 2007                       1,820,438
              Insight Midwest Holdings, LLC
   7,500,000  Term loan maturing December 31, 2009                  7,392,188
              Mediacom Broadband, LLC
   2,000,000  Term loan maturing September 30, 2010                 1,974,444
              Mediacom Southeast
     751,667  Revolving loan maturing March 31, 2008                  740,392
   1,500,000  Term loan maturing September 30, 2008                 1,476,251
              Olympus Cable Holdings, LLC
   1,000,000  Term loan maturing September 30, 2010                   850,000
              RCN Corporation
     625,000  Term loan maturing June 30, 2007                        457,813
              Videotron LTEE
   3,250,000  Term loan maturing December 1, 2009                   3,245,938
-----------------------------------------------------------------------------
                                                                $  33,795,770
-----------------------------------------------------------------------------

Casinos & Gaming -- 7.1%
-----------------------------------------------------------------------------
              Alliance Gaming Corporation
$  3,000,000  Term loan maturing November 30, 2006              $   3,024,999
              Argosy Gaming Company
   2,475,000  Term loan maturing June 30, 2008                      2,497,171
              Aztar Corporation
   2,461,929  Term loan maturing June 30, 2005                      2,460,390
              Boyd Gaming Corporation
   2,000,000  Term loan maturing June 24, 2008                      2,010,000
              Isle of Capri Casinos
   2,743,125  Term loan maturing April 25, 2008                     2,763,698
              Mandalay Resort Group
   3,498,412  Term loan maturing August 18, 2006                    3,510,439
              Marina District Finance Company
     339,661  Term loan maturing December 31, 2007                    340,935
              Park Place Entertainment Corporation
   2,913,386  Revolving loan maturing December 31, 2003             2,860,581
              Venetian Casino Resort, LLC/Las Vegas Sands, Inc
   2,000,000  Term loan maturing June 4, 2008                       2,030,000
-----------------------------------------------------------------------------
                                                                $  21,498,213
-----------------------------------------------------------------------------

Chemicals -- 10.6%
-----------------------------------------------------------------------------
              Arteva B.V. (Kosa)
$  2,303,384  Term loan maturing December 31, 2006              $   2,281,790
              Avecia Investments Limited
     473,441  Term loan maturing June 30, 2007                        474,033
     282,191  Term loan maturing June 30, 2008                        282,544
              CP Kelco U.S., Inc.
   1,702,101  Term loan maturing March 31, 2008                     1,538,274
     568,641  Term loan maturing September 30, 2008                   513,910
              Equistar Chemicals, L.P.
   1,487,506  Term loan maturing August 31, 2007                    1,496,537
              GEO Specialty Chemicals, Inc.
   1,838,571  Term loan maturing December 31, 2007                  1,779,967
              Georgia Gulf Corporation
     959,346  Term loan maturing December 31, 2006                    965,742
              Huntsman Corporation
   1,000,000  Term loan maturing December 31, 2002                    998,750
   3,407,665  Term loan maturing September 30, 2003                 3,020,043
              Huntsman International
   1,154,481  Term loan maturing June 3, 2006                       1,145,281
   1,173,907  Term loan maturing June 30, 2007                      1,179,103
   1,173,907  Term loan maturing June 30, 2008                      1,179,103
              IMC Global, Inc
   2,968,934  Term loan maturing November 17, 2006                  2,990,830
              Lyondell Petrochemical Company
   4,869,988  Term loan maturing June 30, 2007                      4,954,745
              Messer Griesham GmbH
   2,446,830  Term loan maturing April 30, 2009                     2,471,553
     530,864  Term loan maturing April 30, 2010                       536,228
              Millenium Chemicals inc.
     400,000  Term loan maturing June 30, 2006                        401,600
              NOVEON (AKA PMD)
   1,485,000  Term loan maturing September 30, 2008                 1,490,835
              Polymer Group, Inc.
   1,925,325  Term loan maturing December 20, 2005                  1,793,304
     485,000  Term loan maturing December 20, 2006                    451,859
-----------------------------------------------------------------------------
                                                                $  31,946,031
-----------------------------------------------------------------------------

Coal -- 0.7%
-----------------------------------------------------------------------------
              Arch Western Resources, LLC.
$  2,000,000  Term loan maturing April 30, 2008                 $   2,020,000
-----------------------------------------------------------------------------
                                                                $   2,020,000
-----------------------------------------------------------------------------

Commercial Services -- 5.9%
-----------------------------------------------------------------------------
              Advanstar Communications Inc.
$  3,348,571  Term loan maturing November 17, 2007              $   3,301,691
              American Marketing Industries, Inc.
   1,329,600  Term loan maturing November 30, 2002*                   531,840
     614,066  Term loan maturing November 30, 2004*                   245,627
              Anthony Crane Rental, L.P.
   1,288,257  Term loan maturing July 20, 2006                        980,686
              Brickman Holdings Corp
     984,985  Term loan maturing January 14, 2006                     982,523
              Coinmach Laundry Corporation
   1,970,000  Term loan maturing July 25, 2009                      1,989,700
              Corrections Corporation of America
   3,491,250  Term loan maturing May 31, 2008                       3,523,980
              Environmental Systems Products Hldgs, Inc.
     972,790  Term loan maturing December 31, 2004                    904,694
     549,034  Term loan maturing December 31, 2004                    406,972
              Metokote Corporation
     975,000  Term loan maturing November 2, 2005                     916,500
              MSX International, Inc.
     881,119  Term loan maturing December 31, 2006                    877,319
              Service Partners
   1,250,000  Term loan maturing February 28, 2006                  1,225,000
              Nationsrent, Inc.
     299,521  Term loan maturing September 30, 2006                   125,424
              Volume Services, Inc.
   1,915,943  Term loan maturing December 31, 2002                  1,903,968
-----------------------------------------------------------------------------
                                                                $  17,915,924
-----------------------------------------------------------------------------

Communications Equipment -- 1.7%
-----------------------------------------------------------------------------
              Amphenol Corporation
$    507,455  Term loan maturing May 19, 2004                   $     499,272
   3,879,137  Term loan maturing May 19, 2005                       3,862,166
              Superior Telecom, Inc.
   1,286,930  Term loan maturing November 27, 2005                    709,420
-----------------------------------------------------------------------------
                                                                $   5,070,858
-----------------------------------------------------------------------------

Construction Materials -- 0.3%
-----------------------------------------------------------------------------
              Formica Corporation
$    799,878  Term loan maturing April 30, 2006                 $     733,222
              Tapco International Corporation
       1,538  Term loan maturing June 23, 2007                          1,542
         922  Term loan maturing June 23, 2008                            924
              U.S. Aggregates, Inc.
     499,919  Term loan maturing March 31, 2006*                      249,959
-----------------------------------------------------------------------------
                                                                $     985,647
-----------------------------------------------------------------------------
Containers & Packaging - Metal & Glass -- 1.1%
-----------------------------------------------------------------------------
              Ball Corporation
$  3,415,424  Term loan maturing March 10, 2006                 $   3,412,224
-----------------------------------------------------------------------------
                                                                $   3,412,224
-----------------------------------------------------------------------------

Containers & Packaging - Paper -- 5.4%
-----------------------------------------------------------------------------
              Blue Ridge Paper Products, Inc.
$    540,741  Revolving loan maturing March 31, 2005            $     520,087
     281,951  Term loan maturing March 31, 2005                       270,827
     874,743  Term loan maturing March 31, 2006                       874,743
              Graphic Packaging Corporation
     497,500  Term loan maturing February 28, 2009                    503,097
              Greif Bros. Corporation
     913,981  Term loan maturing February 28, 2008                    919,857
              Impaxx, Inc.
     955,000  Term loan maturing December 31, 2005                    611,200
              Jefferson Smurfit Corporation
   5,000,000  Term loan maturing March 31, 2007                     5,011,330
              Port Townsend Paper Corporation
     988,701  Term loan maturing March 16, 2007                       966,456
              Printpack Holdings, Inc.
   1,995,000  Term loan maturing April 30, 2009                     2,019,937
              Riverwood International Corporation
   3,500,000  Term loan maturing December 31, 2006                  3,517,500
              Stone Container Corporation
     491,692  Term loan maturing October 1, 2004                      493,152
     499,552  Term loan maturing December 31, 2006                    500,622
-----------------------------------------------------------------------------
                                                                $  16,208,808
-----------------------------------------------------------------------------

Containers & Packaging - Plastics -- 1.5%
-----------------------------------------------------------------------------
              Consolidated Container Holdings LLC
$    498,904  Term loan maturing June 30, 2007                  $     477,076
              Crown Cork & Seal Company, Inc.
   1,711,111  Term loan maturing August 4, 2002                     1,703,625
              IPC, Inc.
   1,193,997  Revolving loan maturing September 30, 2003            1,191,012
     281,866  Term loan maturing September 30, 2003                   281,161
              Tekni-Plex, Inc.
     977,544  Term loan maturing June 30, 2008                        981,617
-----------------------------------------------------------------------------
                                                                $   4,634,491
-----------------------------------------------------------------------------

Educational Services -- 0.7%
-----------------------------------------------------------------------------
               Kindercare Learning Centers, Inc.
 $  1,053,529  Term loan maturing February 13, 2006              $   1,024,557
               Weekly Reader Corporation
      972,500  Term loan maturing September 30, 2007                   972,500
------------------------------------------------------------------------------
                                                                 $   1,997,057
------------------------------------------------------------------------------

Electronic Equipment & Instruments -- 1.1%
-----------------------------------------------------------------------------
              Hughes Electronics Corporation
$  2,500,000  Term loan maturing December 5, 2002               $   2,510,157
              Knowles Electronics, Inc.
     982,500  Term loan maturing June 29, 2007                        933,375
-----------------------------------------------------------------------------
                                                                $   3,443,532
-----------------------------------------------------------------------------

Entertainment -- 4.4%
-----------------------------------------------------------------------------
              Amfac Resorts, Inc.
$  1,207,293  Term loan maturing September 30, 2003             $   1,204,275
   1,207,293  Term loan maturing September 30, 2004                 1,204,275
              Blockbuster Entertainment Corp.
   1,208,333  Term loan maturing July 1, 2006                       1,193,607
              Dreamworks Film Trust
   2,000,000  Term loan maturing December 31, 2006                  2,008,126
              Interval (FKA IIC Holdings, Inc.)
     231,685  Term loan maturing December 16, 2005                    230,527
     503,138  Term loan maturing December 15, 2006                    500,622
              Metro-Goldwyn-Mayer Studios Inc.
   5,000,000  Term loan maturing June 11, 2008                      5,032,815
              Six Flags Theme Parks Inc.
   1,985,000  Term loan maturing September 30, 2005                 1,997,543
-----------------------------------------------------------------------------
                                                                $  13,371,790
-----------------------------------------------------------------------------

Environmental Services -- 1.2%
-----------------------------------------------------------------------------
              Allied Waste Industries, Inc.
$    486,562  Term loan maturing July 30, 2005                  $     477,966
     958,381  Term loan maturing July 30, 2006                        952,038
   1,150,056  Term loan maturing July 30, 2007                      1,142,445
              International Technology Corporation
     470,000  Term loan maturing June 11, 2004*                        77,550
              Stericycle, Inc.
     881,713  Term loan maturing November 10, 2006                    887,592
-----------------------------------------------------------------------------
                                                                $   3,537,591
-----------------------------------------------------------------------------

Food, Beverages & Tobacco -- 7.7%
-----------------------------------------------------------------------------
              American Seafood Holdings Inc.
$    621,094  Term loan maturing September 30, 2007             $     619,024
     869,531  Term loan maturing March 31, 2009                       876,053
              Aurora Foods, Inc.
     451,916  Term loan maturing September 30, 2006                   420,734
   2,034,424  Term loan maturing September 30, 2006                 1,894,557
              Cott Corporation
   1,436,997  Term loan maturing December 31, 2006                  1,445,379
              Del Monte Corporation
   2,797,625  Term loan maturing March 31, 2008                     2,820,356
              Eagle Family Foods, Inc
     291,667  Revolving loan maturing December 31, 2004               278,542
     310,134  Term loan maturing December 31, 2005                    299,280
              Flowers Foods, Inc.
   1,983,741  Term loan maturing June 30, 2006                      1,999,610
              Interstate Brands Corporations
   2,979,987  Term loan maturing July 19, 2007                      3,004,200
     500,000  Term loan maturing July 19, 2008                        504,063
              Michael Foods, Inc.
   1,902,893  Term loan maturing March 30, 2008                     1,921,446
              Nutra Sweet
   1,500,000  Term loan maturing June 30, 2008                      1,501,875
              Pabst Brewing Company
     490,262  Revolving loan maturing April 30, 2003                  473,103
   1,351,020  Term loan maturing April 30, 2004                     1,273,336
              Suiza Food Corporation
   1,925,000  Term loan maturing July 15, 2007                      1,928,609
   1,995,000  Term loan maturing July 15, 2008                      2,007,936
-----------------------------------------------------------------------------
                                                                $  23,268,103
-----------------------------------------------------------------------------

Health Care - Equipment & Supplies -- 0.7%
-----------------------------------------------------------------------------
              Advance Medical Optics, Inc.
$  1,000,000  Term loan maturing June 30, 2008                  $   1,004,044
              Conmed Corporation
   1,135,051  Term loan maturing December 31, 2005                  1,124,646
-----------------------------------------------------------------------------
                                                                $   2,128,690
-----------------------------------------------------------------------------

Health Care - Providers & Services -- 8.2%
-----------------------------------------------------------------------------
              Alliance Imaging, Inc.
$  1,500,000  Term loan maturing June 10, 2008                  $   1,504,375
              Amerisource Bergen Corporation
   4,000,000  Term loan maturing March 31, 2005                     3,950,000
              Caremark RX, Inc
     997,500  Term loan maturing March 31, 2006                     1,001,657
              Community Health Systems, Inc.
   3,073,205  Term loan maturing December 31, 2005                  3,086,651
              Concentra Managed Care, Inc.
   1,782,208  Term loan maturing December 31, 2005                  1,791,489
     891,104  Term loan maturing December 31, 2006                    895,671
              DaVita, Inc
   2,986,147  Term loan maturing March 31, 2009                     2,999,444
              Express Scripts, Inc.
   1,500,000  Term loan maturing March 31, 2007                     1,507,032
              FHC Health Systems, Inc.
     535,608  Term loan maturing April 30, 2005                       527,574
     535,608  Term loan maturing April 30, 2006                       527,574
              Magellan Health Services, Inc.
     536,600  Term loan maturing February 12, 2005                    532,442
     536,600  Term loan maturing February 12, 2006                    532,442
              Rotech Healthcare, Inc.
   1,496,250  Term loan maturing March 31, 2008                     1,513,394
              Team Health
   1,500,000  Term loan maturing October 31, 2008                   1,508,438
              Triad Hospitals Holdings, Inc.
   2,975,455  Term loan maturing March 31, 2008                     3,006,884
-----------------------------------------------------------------------------
                                                                $  24,885,067
-----------------------------------------------------------------------------

Hotels -- 2.0%
-----------------------------------------------------------------------------
              Extended Stay America
$  2,410,555  Term loan maturing December 31, 2007              $   2,426,122
              KSL Recreation Group, Inc.
     475,000  Term loan maturing April 30, 2005                       473,911
     475,000  Term loan maturing April 30, 2006                       474,480
              Wyndham International, Inc.
   2,977,116  Term loan maturing June 30, 2006                      2,663,590
-----------------------------------------------------------------------------
                                                                $   6,038,103
-----------------------------------------------------------------------------

Household Furnish & Appliances -- 2.0%
-----------------------------------------------------------------------------
              Goodman Manufacturing Company, L.P.
$    348,833  Term loan maturing September 30, 2003             $     345,127
     652,491  Term loan maturing April 9, 2004                        645,559
              Sealy Mattress Company
   1,543,962  Term loan maturing December 15, 2004                  1,546,696
     393,892  Term loan maturing December 15, 2005                    394,590
     503,473  Term loan maturing December 15, 2006                    504,364
              Simmons Company
     509,772  Term loan maturing October 30, 2005                     511,259
   1,044,047  Term loan maturing October 30, 2006                   1,047,962
              Sleepmaster, LLC
   1,155,051  Term loan maturing December 31, 2006                  1,033,771
-----------------------------------------------------------------------------
                                                                $   6,029,328
-----------------------------------------------------------------------------

Household Products -- 3.5%
-----------------------------------------------------------------------------
              Church & Dwight Co. Inc.
$  2,500,000  Term loan maturing September 30, 2007             $   2,527,903
              Samsonite Corporation
   1,949,239  Term loan maturing June 24, 2006                      1,832,284
              The Imperial Decor Home Group, Inc.
     250,119  Medium term note maturing April 4, 2006                 175,084
              The Scotts Company
   3,487,498  Term loan maturing December 31, 2007                  3,509,731
              United Industries Corporation
     997,425  Term loan maturing January 20, 2006                   1,003,035
              Werner Holding Co.
   1,707,143  Term loan maturing November 30, 2004                  1,696,473
-----------------------------------------------------------------------------
                                                                $  10,744,510
-----------------------------------------------------------------------------

Insurance -- 1.0%
-----------------------------------------------------------------------------
              White Mountains Insurance Group, LTD.
$  1,612,500  Term loan maturing March 31, 2006                 $   1,616,531
              Willis Corroon Corporation
     930,000  Term loan maturing February 19, 2007                    925,738
     442,742  Term loan maturing February 19, 2008                    441,451
-----------------------------------------------------------------------------
                                                                $   2,983,720
-----------------------------------------------------------------------------

Leisure -- 1.3%
-----------------------------------------------------------------------------
              New England Sports Ventures, LLC
$  4,000,000  Term loan maturing February 28, 2005              $   4,000,000
-----------------------------------------------------------------------------
                                                                $   4,000,000
-----------------------------------------------------------------------------

Leisure Equipment & Products -- 0.3%
-----------------------------------------------------------------------------
              Bell Sports, Inc.
$    949,936  Term loan maturing March 30, 2007                 $     826,444
-----------------------------------------------------------------------------
                                                                $     826,444
-----------------------------------------------------------------------------

Machinery --  2.0%
-----------------------------------------------------------------------------
              Flowserve Corporation
$  3,500,000  Term loan maturing June 30, 2009                  $   3,543,204
              The Manitowoc Company
   2,475,000  Term loan maturing June 30, 2007                      2,490,778
-----------------------------------------------------------------------------
                                                                $   6,033,982
-----------------------------------------------------------------------------

Manufacturing -- 9.0%
-----------------------------------------------------------------------------
              Advanced Glassfiber Yarns LLC
$  1,515,859  Term loan maturing September 30, 2005             $   1,289,996
              Blount International Inc.
     213,556  Term loan maturing July 31, 2006                        211,487
              Citation Corporation
     952,849  Term loan maturing December 1, 2007                     848,035
              Dayton Superior Corporation
   1,616,875  Term loan maturing September 29, 2005                 1,619,907
              Dresser, Inc.
   1,475,050  Term loan maturing March 31, 2007                     1,484,731
              Gentek, Inc.
     967,524  Term loan maturing April 30, 2007                       762,409
   2,939,976  Term loan maturing April 30, 2008                     2,316,701
              JohnsonDiversey, Inc.
     500,000  Term loan maturing November 30, 2008                    501,250
   1,500,000  Term loan maturing November 30, 2009                  1,517,277
              Motor Coach Industries
     492,139  Term loan maturing June 15, 2006                        444,155
              Mueller Group, Inc.
   2,500,000  Term loan maturing May 31, 2008                       2,516,407
              Oshkosh Truck Corporation
     666,964  Term loan maturing January 31, 2007                     672,633
              Panavision International, L.P.
   2,686,926  Term loan maturing March 31, 2005                     2,451,820
              Panolam Industries, Inc.
     864,175  Term loan maturing December 31, 2006                    820,967
              Polypore Incorporated
   1,683,046  Term loan maturing December 31, 2006                  1,691,461
              SPX Corporation
   3,934,733  Term loan maturing December 31, 2006                  3,950,228
              Synthetic Industries, Inc.
     988,750  Term loan maturing December 30, 2007                    960,323
              Tokheim Corporation
     563,802  Revolving loan maturing December 5, 2005                563,802
   2,112,052  Term loan maturing December 5, 2005*                         --
     738,529  Term loan maturing December 5, 2005                     679,446
   1,425,980  Term loan maturing December 5, 2005                     998,186
              Trimas Corporation
   1,000,000  Term loan maturing December 31, 2009                  1,011,250
-----------------------------------------------------------------------------
                                                                $  27,312,471
-----------------------------------------------------------------------------

Metals & Mining -- 1.8%
-----------------------------------------------------------------------------
              Compass Minerals Group, Inc
$  1,384,259  Term loan maturing November 28, 2009              $   1,396,949
              Handy & Harman
     920,156  Term loan maturing July 30, 2006                        919,294
              Neenah Foundry Company
   1,813,782  Term loan maturing September 30, 2005                 1,714,024
              Stillwater Mining Company
     486,895  Term loan maturing June 30, 2006                        488,112
     966,495  Term loan maturing June 30, 2007                        973,743
-----------------------------------------------------------------------------
                                                                $   5,492,122
-----------------------------------------------------------------------------

Miscellaneous -- 1.0%
-----------------------------------------------------------------------------
              AMSCAN Holdings, Inc.
$    989,637  Term loan maturing December 31, 2004              $     964,896
              Sotheby's Holdings, INC
   1,500,000  Term loan maturing August 11, 2002                    1,490,625
              Weight Watchers International, Inc.
     313,953  Term loan maturing December 31, 2007                    317,093
     186,047  Term loan maturing December 31, 2008                    187,907
-----------------------------------------------------------------------------
                                                                $   2,960,521
-----------------------------------------------------------------------------

Office Equipment & Supplies -- 1.3%
-----------------------------------------------------------------------------
              Iron Mountain Incorporated
$  4,000,000  Term loan maturing February 15, 2008              $   4,043,332
-----------------------------------------------------------------------------
                                                                $   4,043,332
-----------------------------------------------------------------------------

Oil & Gas -- 1.7%
-----------------------------------------------------------------------------
              EPN Holding Company, L.P.
$    598,131  Term loan maturing April 30, 2005                 $     598,131
              Tesoro Petroleum Corp
   1,992,802  Term loan maturing December 31, 2007                  1,987,073
              The Premcor Refining Group, Inc.
   2,500,000  Term loan maturing August 23, 2003                    2,504,687
-----------------------------------------------------------------------------
                                                                $   5,089,891
-----------------------------------------------------------------------------

Paper & Forest Products -- 0.4%
-----------------------------------------------------------------------------
              Bear Island Paper Company, LLC
$  1,233,457  Term loan maturing December 31, 2005              $   1,214,955
-----------------------------------------------------------------------------
                                                                $   1,214,955
-----------------------------------------------------------------------------

Personal Products -- 2.3%
-----------------------------------------------------------------------------
              Armkel, LLC
$    997,487  Term loan maturing March 31, 2009                 $   1,009,021
              Mary Kay Cosmetics, Inc.
   2,025,233  Term loan maturing December 6, 2002                   2,030,717
              Playtex Products, Inc.
   2,500,000  Term loan maturing May 31, 2009                       2,521,875
              Revlon Consumer Products Corporation
   1,500,000  Term loan maturing May 30, 2005                       1,486,563
-----------------------------------------------------------------------------
                                                                $   7,048,176
-----------------------------------------------------------------------------

Publishing & Printing -- 5.1%
-----------------------------------------------------------------------------
              American Media Operations Inc.
$    967,690  Term loan maturing April 1, 2008                  $     980,995
              Journal Register Company
   2,563,810  Term loan maturing September 30, 2006                 2,547,786
              Liberty Group Operating, Inc.
   1,960,000  Term loan maturing April 30, 2007                     1,960,000
              Merrill Corporation
     282,241  Term loan maturing November 15, 2006                    263,895
   1,068,956  Term loan maturing November 15, 2007                    999,474
              Morris Communications Corporation
   3,000,000  Term loan maturing September 30, 2009                 3,015,468
              R.H. Donnelley Inc.
     648,837  Term loan maturing December 5, 2005                     647,485
     519,069  Term loan maturing December 5, 2006                     517,988
              The Reader's Digest Association, Inc.
   1,500,000  Term loan maturing May 20, 2008                       1,510,001
              The Sheridan Group, Inc.
     935,773  Term loan maturing January 30, 2005                     935,773
              Transwestern Publishing Company LLC
   1,975,025  Term loan maturing June 27, 2008                      1,994,775
-----------------------------------------------------------------------------
                                                                $  15,373,640
-----------------------------------------------------------------------------

Real Estate -- 7.2%
-----------------------------------------------------------------------------
              125 West 55th Street
$  1,980,952  Term loan maturing June 9, 2004                   $   1,980,952
              622 Third Ave Company LLC
   2,000,000  Term loan maturing September 30, 2004                 2,000,000
              AGBRI Octagon
   1,995,580  Term loan maturing May 31, 2004                       1,980,613
              AIMCO Properties, L.P.
   2,045,296  Term loan maturing February 28, 2004                  2,035,070
              American Skiing Company Resort Properties, Inc.
     720,000  Term loan maturing December 31, 2002*                   694,800
              American Tower, L.P.
     500,000  Term loan maturing December 31, 2006                    435,577
     250,000  Term loan maturing December 31, 2007                    220,039
              AP-Knight LP
   2,010,236  Term loan maturing December 31, 2004                  2,007,723
              Crescent Real Estate Equities, L.P.
   1,000,000  Term loan maturing May 31, 2005                       1,001,250
              FFD Development Company, LLC
     360,000  Revolving loan maturing April 2, 2004                   358,200
              iStar Preferred Holdings LLC
   1,000,000  Term loan maturing July 20, 2006                        970,000
              iStar Walden
   3,500,000  Term loan maturing June 30, 2003                      3,395,000
              MeriStar Investment Partners, L.P.
     500,000  Term loan maturing September 30, 2002                   501,250
              Newkirk Master, L.P.
     995,000  Term loan maturing December 31, 2004                  1,007,438
              OLY Hightop Parent
   1,877,857  Term loan maturing March 31, 2006                     1,877,857
              Spectrasite Communications, Inc.
   1,500,000  Term loan maturing December 31, 2007                  1,367,625
-----------------------------------------------------------------------------
                                                                $  21,833,394
-----------------------------------------------------------------------------

Retail - Food & Drug -- 6.4%
-----------------------------------------------------------------------------
              Domino's Inc.
$  1,325,856  Term loan maturing December 21, 2006              $   1,337,457
   1,330,755  Term loan maturing December 21, 2007                  1,342,399
              Duane Reade Inc.
   1,670,688  Term loan maturing February 15, 2007                  1,679,042
              Fleming Companies, Inc.
   4,000,000  Term loan maturing June 18, 2008                      4,006,252
              Rite Aid Corporation
   6,441,057  Term loan maturing June 27, 2005                      6,376,647
              Roundy's, Inc.
     500,000  Term loan maturing June 6, 2009                         502,813
              SDM Corporation
   2,858,824  Term loan maturing February 4, 2009                   2,876,691
              Winn-Dixie Stores
   1,341,549  Term loan maturing March 28, 2007                     1,350,604
-----------------------------------------------------------------------------
                                                                $  19,471,905
-----------------------------------------------------------------------------

Retail - Specialty -- 4.1%
-----------------------------------------------------------------------------
              Advance Stores Company, Inc.
$    250,296  Term loan maturing November 30, 2006              $     249,722
   3,036,254  Term loan maturing November 30, 2007                  3,051,435
              CSK Auto, Inc.
   3,000,000  Term loan maturing December 21, 2004                  3,017,499
              Jo-Ann Stores, Inc.
   2,500,000  Term loan maturing April 30, 2005                     2,487,500
              Travelcenters of America, Inc.
   3,491,250  Term loan maturing November 8, 2008                   3,516,345
-----------------------------------------------------------------------------
                                                                $  12,322,501
-----------------------------------------------------------------------------

Retail Stores - General Mdse -- 3.0%
-----------------------------------------------------------------------------
              Ames Merchandising Corporation
$  2,940,000  Term loan maturing March 31, 2004                 $   2,936,325
              Kmart Corporation
     509,493  Revolving loan maturing December 6, 2002*               344,672
   3,250,000  DIP loan maturing April 22, 2004                      3,275,594
              Shopko Stores, Inc.
   2,500,000  Term loan maturing March 12, 2004                     2,503,125
-----------------------------------------------------------------------------
                                                                $   9,059,716
-----------------------------------------------------------------------------

Road & Rail -- 0.9%
-----------------------------------------------------------------------------
              Kansas City Southern Industries, Inc.
$    175,000  Term loan maturing June 12, 2008                  $     175,632
              RailAmerica Australia Finance Pty. LTD.
     400,000  Term loan maturing May 31, 2009                         404,417
              RailAmerica Canada Corp.
     333,333  Term loan maturing May 31, 2009                         337,014
              RailAmerica Transportation Corp.
   1,766,667  Term loan maturing May 31, 2009                       1,786,174
-----------------------------------------------------------------------------
                                                                $   2,703,237
-----------------------------------------------------------------------------

Shipping Lines -- 0.1%
-----------------------------------------------------------------------------
              American Commercial Lines
$     64,719  Term loan maturing June 30, 2006                  $      62,720
     182,098  Term loan maturing June 30, 2007                        176,472
-----------------------------------------------------------------------------
                                                                $     239,192
-----------------------------------------------------------------------------

Telecommunications - Wireline -- 1.8%
-----------------------------------------------------------------------------
              Alec Holdings, Inc.
$    742,500  Term loan maturing November 30, 2006              $     739,406
     742,500  Term loan maturing November 30, 2007                    739,406
              Broadwing Inc.
   1,112,852  Term loan maturing December 31, 2005                  1,011,304
              Fairpoint Communications, Inc.
   2,916,244  Term loan maturing March 31, 2006                     2,846,983
-----------------------------------------------------------------------------
                                                                $   5,337,099
-----------------------------------------------------------------------------

Telecommunications-Wireless -- 0.8%
-----------------------------------------------------------------------------
              Cricket Communications, Inc.
$    300,000  Term loan maturing June 30, 2007                  $     105,750
              Nextel Communications, Inc.
   1,000,000  Term loan maturing June 30, 2008                        791,250
   1,000,000  Term loan maturing December 30, 2008                    791,250
              Sygnet Operating Company
     430,718  Term loan maturing March 31, 2007                       386,354
     310,687  Term loan maturing December 23, 2007                    278,686
              Winstar Communications, Inc.
     322,213  DIP loan maturing September 30, 2002*                    61,220
-----------------------------------------------------------------------------
                                                                $   2,414,510
-----------------------------------------------------------------------------

Theaters -- 1.4%
-----------------------------------------------------------------------------
              Hollywood Theater Holdings, Inc.
$    912,673  Term loan maturing March 31, 2006                 $     812,279
              Loews Cineplex Entertainment Corporation
     952,159  Term loan maturing December 5, 2002                     950,969
     544,091  Term loan maturing March 31, 2007                       543,411
              Regal Cinemas Inc.
   1,946,634  Term loan maturing December 31, 2007                  1,968,534
-----------------------------------------------------------------------------
                                                                $   4,275,192
-----------------------------------------------------------------------------

Utilities -- 0.5%
-----------------------------------------------------------------------------
               Michigan Electric Transmission Company, LLC
 $  1,500,000  Term loan maturing June 30, 2007                  $   1,514,062
------------------------------------------------------------------------------
                                                                 $   1,514,062
------------------------------------------------------------------------------
Total Senior, Floating Rate Interests
  (identified cost, $457,911,796)                                $ 445,211,438
------------------------------------------------------------------------------

Corporate Bonds & Notes -- 13.6%

              Security                                          Value
-----------------------------------------------------------------------------

Airlines -- 1.0%
-----------------------------------------------------------------------------
             American Airlines
$       895  7.80%, 10/1/06                                     $     911,871
             Continental Airlines
        200  7.434%, 9/15/04                                          184,915
         53  7.08%, 11/1/04                                            50,761
        379  7.033%, 6/15/11                                          362,955
             Dunlop Stand Aero Holdings, Sr. Notes
      1,000  11.875%, 5/15/09                                       1,060,000
             Northwest Airlines, Inc.
        360  8.875%, 6/1/06                                           325,800
-----------------------------------------------------------------------------
                                                                $   2,896,302
-----------------------------------------------------------------------------

Apparel -- 0.1%
-----------------------------------------------------------------------------
             Russell Corp., Sr. Notes
$        80  9.25%, 5/1/10(2)                                   $      82,800
             Tropical Sportswear International
         90  11.00%, 6/15/08                                           95,400
             William Carter, Series B
        160  10.875%, 8/15/11                                         176,000
-----------------------------------------------------------------------------
                                                                $     354,200
-----------------------------------------------------------------------------

Auto and Parts -- 0.3%
-----------------------------------------------------------------------------
             Advance Stores Co., Inc., Sr. Sub. Notes
$        85  10.25%, 4/15/08(2)                                 $      89,675
             Asbury Automotive Group, Sr. Sub. Notes
        145  9.00%, 6/15/12                                           140,650
             CSK Auto, Inc., Sr. Notes
        420  12.00%, 6/15/06                                          450,975
             Key Plastics, Sr. Sub. Notes
         44  4.00% (PIK), 4/26/07                                      44,009
        118  7.00%, 4/26/07                                           118,465
             United Auto Group, Inc., Sr. Sub. Notes
        210  9.625%, 3/15/12                                          212,100
-----------------------------------------------------------------------------
                                                                $   1,055,874
-----------------------------------------------------------------------------

Broadcasting and Cable -- 0.5%
-----------------------------------------------------------------------------
             Adelphia Communications Corp., Sr. Notes
$       205  9.25%, 10/1/02*                                    $      80,975
             Charter Communication Holdings, Sr. Disc. Notes
         70  13.50%, 1/15/11                                           26,600
             Charter Communication Holdings, Sr. Notes
         70  10.75%, 10/1/09                                           49,525
             Corus Entertainment, Inc., Sr. Sub. Notes
        150  8.75%, 3/1/12                                            150,750
             CSC Holdings, Inc., Sr. Sub. Debs.
        210  10.50%, 5/15/16                                          158,550
             CSC Holdings, Inc., Sr. Sub. Notes
         35  9.875%, 2/15/13                                           26,075
             Mediacom Broadband LLC
         50  11.00%, 7/15/13                                           47,000
             Mediacom LLC/Capital Corp., Sr. Notes
        320  9.50%, 1/15/13                                           278,400
             Pegasus Commerce
      1,000  9.75%, 12/1/06                                           455,000
             Pegasus Sattelite, Sr. Notes
        455  12.375%, 8/1/06                                          229,775
-----------------------------------------------------------------------------
                                                                $   1,502,650
-----------------------------------------------------------------------------

Building Materials -- 0.5%
-----------------------------------------------------------------------------
             Collins & Aikman Floorcover, Sr. Sub. Notes
$       180  9.75%, 2/15/10                                     $     184,500
             Louisiana Pacific Corp., Sr. Notes
         60  8.50%, 8/15/05                                            63,336
             Ryland Group, Sr. Sub. Note
      1,025  9.125%, 6/15/11                                        1,091,625
             WCI Communities, Inc.
        245  9.125%, 5/1/12                                           244,387
-----------------------------------------------------------------------------
                                                                $   1,583,848
-----------------------------------------------------------------------------

Business Services - Miscellaneous -- 0.5%
-----------------------------------------------------------------------------
             Champion Home Builders
$     1,000  11.25%, 4/15/07                                    $     855,000
             Coinmach Corp., Sr. Notes
        360  9.00%, 2/1/10                                            367,200
             Intertek Finance PLC, Sr. Sub. Notes, Series B
        300  10.25%, 11/1/06                                          316,800
-----------------------------------------------------------------------------
                                                                $   1,539,000
-----------------------------------------------------------------------------

Chemicals -- 0.6%
-----------------------------------------------------------------------------
             Avecia Group, PLC
$       750  11.00%, 7/1/09                                     $     750,000
             Ferro Corp., Sr. Notes
        150  9.125%, 1/1/09                                           161,376
             Hercules, Inc.
         30  11.125%, 11/15/07                                         33,750
             Lyondell Chemical Co.
        275  9.50%, 12/15/08                                          257,125
             Methanex Corp., Sr. Notes
        120  8.75%, 8/15/12                                           123,000
             Millennium America, Inc., Sr. Notes
         90  9.25%, 6/15/08                                            92,250
             Olin Corp., Sr. Notes
        325  9.125%, 12/15/11                                         352,633
             Resolution Performance, Sr. Sub. Notes
        110  13.50%, 11/15/10                                         123,750
-----------------------------------------------------------------------------
                                                                $   1,893,884
-----------------------------------------------------------------------------

Consumer Products -- 0.1%
-----------------------------------------------------------------------------
             Fedders North America
$        45  9.375%, 8/15/07                                    $      32,625
             Hockey Co.
        330  11.25%, 4/15/09                                          331,650
-----------------------------------------------------------------------------
                                                                $     364,275
-----------------------------------------------------------------------------

Consumer Services -- 0.2%
-----------------------------------------------------------------------------
             Stewart Enterprises
$       600  10.75%, 7/1/08                                     $     666,000
-----------------------------------------------------------------------------
                                                                $     666,000
-----------------------------------------------------------------------------

Containers and Packaging -- 0.1%
-----------------------------------------------------------------------------
             Graphic Packaging Corp.
$        80  8.625%, 2/15/12                                    $      83,000
             Stone Container Corp., Sr. Notes
        260  8.375%, 7/1/12                                           263,250
             Tekni-Plex, Inc., Sr. Sub. Notes
         90  12.75%, 6/15/10(2)                                        93,600
-----------------------------------------------------------------------------
                                                                $     439,850
-----------------------------------------------------------------------------

Distribution/Wholesale -- 0.2%
-----------------------------------------------------------------------------
             B&G Foods, Inc., Sr. Sub. Notes
$        75  9.625%, 8/1/07(2)                                  $      77,250
             Fleming Companies, Inc., Sr. Notes
        270  9.25%, 6/15/10                                           267,300
             Roundy's, Inc. Sr. Sub. Notes
        145  8.875%, 6/15/12                                          147,356
-----------------------------------------------------------------------------
                                                                $     491,906
-----------------------------------------------------------------------------

Drugs -- 0.2%
-----------------------------------------------------------------------------
             Alaris Medical Systems
$       240  11.625%, 12/1/06                                   $     271,200
             Biovall Corp., Sr. Sub. Notes
        300  7.875%, 4/1/10                                           291,000
-----------------------------------------------------------------------------
                                                                $     562,200
-----------------------------------------------------------------------------

Electronic Components -- 0.1%
-----------------------------------------------------------------------------
             Flextronics International Ltd., Sr. Sub. Notes
$       110  9.875%, 7/1/10                                     $     115,500
             Stoneridge, Inc., Sr. Notes
        150  11.50%, 5/1/12(2)                                        152,250
-----------------------------------------------------------------------------
                                                                $     267,750
-----------------------------------------------------------------------------

Electronic Components - Semiconductors -- 0.2%
-----------------------------------------------------------------------------
             Chippac International Ltd.
$        75  12.75%, 8/1/09                                     $      79,125
             Fairchild Semiconductor, Sr. Sub. Notes
        395  10.50%, 2/1/09                                           422,650
-----------------------------------------------------------------------------
                                                                $     501,775
-----------------------------------------------------------------------------

Energy Services -- 0.5%
-----------------------------------------------------------------------------
             AEI Resource, LLC
$       250  11.75%, 5/8/09                                     $     236,250
             Dresser Inc., Sr. Sub. Notes
        300  9.375%, 4/15/11(2)                                       305,250
             Grey Wolf, Inc., Sr. Notes
        120  8.875%, 7/1/07                                           123,600
             Grey Wolf, Inc., Series C
         40  8.875%, 7/1/07                                            40,600
             Hornbock Leevac Marine Services, Sr. Notes
         95  10.825%, 8/1/08                                           99,869
             Luscar Coal, Ltd., Sr. Notes
        300  9.75%, 10/15/11                                          324,000
             Port Arthur Finance Corp.
        360  12.50%, 1/15/09                                          403,200
             Trico Marine Services, Sr. Notes
        125  8.875%, 5/15/12                                          125,625
-----------------------------------------------------------------------------
                                                                $   1,658,394
-----------------------------------------------------------------------------

Engines -- 0.1%
-----------------------------------------------------------------------------
             Briggs and Stratton Corp.
$       250  8.875%, 3/15/11(2)                                 $     263,750
-----------------------------------------------------------------------------
                                                                $     263,750
-----------------------------------------------------------------------------

Entertainment -- 0.5%
-----------------------------------------------------------------------------
             Premier Parks, Inc.
$     1,150  9.75%, 6/15/07                                     $   1,184,500
             Six Flags, Inc., Sr. Notes
         30  9.50%, 2/1/09                                             30,750
        330  8.875%, 2/1/10                                           330,000
-----------------------------------------------------------------------------
                                                                $   1,545,250
-----------------------------------------------------------------------------

Environmental Services -- 0.1%
-----------------------------------------------------------------------------
             Allied Waste Industries, Inc.
$       435  10.00%, 8/1/09(2)                                  $     429,597
-----------------------------------------------------------------------------
                                                                $     429,597
-----------------------------------------------------------------------------

Foods -- 0.4%
-----------------------------------------------------------------------------
             American Seafood Group LLC, Sr. Sub. Notes
$       450  10.125%, 4/5/10(2)                                 $     456,750
             Burns Philip Capital Ltd., Sr. Sub. Notes
        270  9.75%, 7/15/12                                           268,650
             Dean Foods Co., Sr. Notes
        155  8.15%, 8/1/07                                            160,631
             New World Pasta Company
        210  9.25%, 2/15/09                                           204,750
-----------------------------------------------------------------------------
                                                                $   1,090,781
-----------------------------------------------------------------------------

Furniture and Appliances -- 0.1%
-----------------------------------------------------------------------------
             Fedders North America
$       515  9.375%, 8/15/07                                    $     373,375
-----------------------------------------------------------------------------
                                                                $     373,375
-----------------------------------------------------------------------------

Gaming -- 1.2%
-----------------------------------------------------------------------------
             Anchor Gaming
$     1,500  9.875%, 10/15/08                                   $   1,766,250
             Argosy Gaming Co.
         90  10.75%, 6/1/09                                            97,200
             Boyd Gaming Corp., Sr. Sub. Notes
        135  9.50%, 7/15/07                                           137,025
             Mohegan Tribal Gaming, Sr. Sub. Notes
        300  8.00%, 4/1/12                                            302,625
             Penn National Gaming, Inc., Sr. Sub. Notes
        920  11.125%, 3/1/08                                          997,050
             Wheeling Island Gaming
        400  10.125%, 12/15/09                                        414,000
-----------------------------------------------------------------------------
                                                                $   3,714,150
-----------------------------------------------------------------------------

Health Services -- 0.0%
-----------------------------------------------------------------------------
             Select Medical Corp., Sr. Sub. Notes
$        45  9.50%, 6/15/09                                     $      46,125
-----------------------------------------------------------------------------
                                                                $      46,125
-----------------------------------------------------------------------------

Instruments - Controls -- 0.3%
-----------------------------------------------------------------------------
             Wesco Distribution, Inc.
$     1,000  9.125%, 6/1/08                                     $     965,000
-----------------------------------------------------------------------------
                                                                $     965,000
-----------------------------------------------------------------------------

Instruments - Scientific -- 0.2%
-----------------------------------------------------------------------------
             Fisher Scientific International, Sr. Sub. Notes
$       600  9.00%, 2/1/08                                      $     616,500
-----------------------------------------------------------------------------
                                                                $     616,500
-----------------------------------------------------------------------------

Lodging -- 0.2%
-----------------------------------------------------------------------------
             Host Marriott L.P., Series I
$       375  9.50%, 1/15/07                                     $     380,156
             John Q. Hamons
        115  8.875%, 5/15/12                                          113,275
-----------------------------------------------------------------------------
                                                                $     493,431
-----------------------------------------------------------------------------

Lodging and Gaming -- 1.2%
-----------------------------------------------------------------------------
             Ameristar Casinos, Inc.
$       150  10.75%, 2/15/09                                    $     161,625
             Boyd Gaming Corp.
         70  9.25%, 10/1/03                                            71,925
             Hollywood Casino Shreveport, 1st Mtg. Notes
        475  13.00%, 8/1/06                                           522,500
             Hollywood Casino, Sr. Sub. Notes
        290  11.25%, 5/1/07                                           314,650
             Majestic Star Casino, LLC
        880  10.875%, 7/1/06                                          919,600
             Mandalay Resort Group, Sr. Sub. Notes
         60  10.25%, 8/1/07                                            63,225
             MGM Mirage, Inc.
        500  9.75%, 6/1/07                                            530,000
             Sun International Hotels, Sr. Sub. Notes
        195  8.875%, 8/15/11                                          202,312
             Venetian Casino
        900  11.00%, 8/15/10                                          910,125
-----------------------------------------------------------------------------
                                                                $   3,695,962
-----------------------------------------------------------------------------

Machinery -- 0.1%
-----------------------------------------------------------------------------
             Joy Global, Inc., Series B
$       120  8.75%, 3/15/12                                     $     123,300
             Terex Corp.
         60  10.375%, 4/1/11                                           64,800
        150  9.25%, 7/15/11                                           156,000
-----------------------------------------------------------------------------
                                                                $     344,100
-----------------------------------------------------------------------------

Manufacturing -- 0.5%
-----------------------------------------------------------------------------
             Foamex L.P./Capital Corp.
$       210  10.75%, 4/1/09                                     $     215,250
             Insilco Corp.
      1,000  12.00%, 8/15/07*                                          80,000
             Transdigm Inc.
        930  10.375%, 12/1/08                                         957,900
             Trimas Corp., Sr. Sub. Notes
        180  9.875%, 6/15/12(1)                                       183,150
-----------------------------------------------------------------------------
                                                                $   1,436,300
-----------------------------------------------------------------------------

Medical Products -- 0.1%
-----------------------------------------------------------------------------
             Advanced Medical Optics, Sr. Sub. Notes
$       105  9.25%, 7/15/10                                     $     104,212
             Hanger Orthopedic Group
        105  10.375%, 2/15/09                                         109,725
-----------------------------------------------------------------------------
                                                                $     213,937
-----------------------------------------------------------------------------

Medical Services -- 0.2%
-----------------------------------------------------------------------------
             Insight Health Services, Series B
$        90  9.875%, 11/1/11                                    $      90,900
             Magellan Health Services, Sr. Notes
        235  9.375%, 11/15/07(2)                                      177,425
             Magellan Health Services, Sr. Sub. Notes
         30  9.00%, 2/15/08                                            10,950
             Pacificare Health Systems, Sr. Notes
        185  10.75%, 6/1/09                                           190,319
-----------------------------------------------------------------------------
                                                                $     469,594
-----------------------------------------------------------------------------

Oil and Gas - Equipment and Services -- 0.6%
-----------------------------------------------------------------------------
             Chesapeake Energy Corp.
$       555  8.375%, 11/1/08                                    $     557,775
             Premcor USA, Inc.
         75  11.50%, 10/1/09                                           79,125
             SESI, LLC
        585  8.875%, 5/15/11(2)                                       593,775
             Transocean Sedco Forex
        500  9.50%, 12/15/08                                          597,939
-----------------------------------------------------------------------------
                                                                $   1,828,614
-----------------------------------------------------------------------------

Oil and Gas - Exploration and Production -- 0.7%
-----------------------------------------------------------------------------
             Comstock Resources, Inc.
$       480  11.25%, 5/1/07                                     $     498,000
             Encore Acquisition Co., Sr. Sub. Notes
        185  8.375%, 6/15/12                                          186,388
             Penzoil-Quaker State
        120  10.00%, 11/1/08                                          141,150
             Plains E&P Co., Sr. Sub. Notes
        130  8.75%, 7/1/12                                            127,889
             Plains Resources, Inc., Series B
        200  10.25%, 3/15/06                                          207,500
             Western Natural Gas
      1,000  10.00%, 6/15/09                                        1,085,000
-----------------------------------------------------------------------------
                                                                $   2,245,927
-----------------------------------------------------------------------------

Paper and Forest Products -- 0.1%
-----------------------------------------------------------------------------
             Georgia Pacific Corp., Debs.
$        90  9.625%, 3/15/22                                    $      87,755
             Longview Fibre Co., Sr. Sub. Notes
        225  10.00%, 1/15/09                                          234,563
-----------------------------------------------------------------------------
                                                                $     322,318
-----------------------------------------------------------------------------

Printing and Business Products -- 0.1%
-----------------------------------------------------------------------------
             MDC Communications Corp., Sr. Sub. Notes
$       215  10.50%, 12/1/06                                    $     188,125
-----------------------------------------------------------------------------
                                                                $     188,125
-----------------------------------------------------------------------------

Printing or Publishing - Diversification -- 0.1%
-----------------------------------------------------------------------------
             Mail-Well I Corp.
$       130  9.625%, 3/15/12                                    $     131,300
-----------------------------------------------------------------------------
                                                                $     131,300
-----------------------------------------------------------------------------

Publishing -- 0.1%
-----------------------------------------------------------------------------
             Hollinger International Publications, Inc.
$        85  9.25%, 3/15/07                                     $      87,975
             Vertis, Inc., Sr. Notes
         85  10.875%, 6/15/09*                                         85,638
-----------------------------------------------------------------------------
                                                                $     173,613
-----------------------------------------------------------------------------

REITS -- 0.2%
-----------------------------------------------------------------------------
             Felcor Lodging L.P., Sr. Sub. Notes
$       187  8.50%, 6/1/11                                      $     184,195
             Meristar Hospitality Corp.
        120  9.125%, 1/15/11                                          115,200
             Ventas Realty LP/Capital Corp., Sr. Notes
         70  8.75%, 5/1/09(2)                                          71,050
        325  9.00, 5/1/12(2)                                          334,750
-----------------------------------------------------------------------------
                                                                $     705,195
-----------------------------------------------------------------------------

Retail - Apparel -- 0.0%
-----------------------------------------------------------------------------
             Mothers Work, Inc., Sr. Notes
$       105  12.625%, 8/1/05                                    $     106,155
-----------------------------------------------------------------------------
                                                                $     106,155
-----------------------------------------------------------------------------

Retail - Food and Drug -- 0.2%
-----------------------------------------------------------------------------
             Pantry, Inc., Sr. Sub. Notes
$       620  10.25%, 10/15/07                                   $     564,200
-----------------------------------------------------------------------------
                                                                $     564,200
-----------------------------------------------------------------------------

Retail - General -- 0.3%
-----------------------------------------------------------------------------
             Kindercare Learning Centers, Inc., Sr. Sub. Notes
$     1,000  9.50%, 2/15/09                                     $     995,000
-----------------------------------------------------------------------------
                                                                $     995,000
-----------------------------------------------------------------------------

Semiconductor Equipment & Products -- 0.1%
-----------------------------------------------------------------------------
             Amkor Technologies, Inc., Sr. Notes
$       255  9.25%, 5/1/06                                      $     210,375
        105  9.25%, 2/15/08(2)                                         86,100
-----------------------------------------------------------------------------
                                                                $     296,475
-----------------------------------------------------------------------------

Steel -- 0.2%
-----------------------------------------------------------------------------
             AK Steel Corp.
$        90  7.75%, 6/15/12                                     $      89,550
             UCAR Finance, Inc.
        390  10.25%, 2/15/12                                          399,750
-----------------------------------------------------------------------------
                                                                $     489,300
-----------------------------------------------------------------------------

Telecommunications - Services -- 0.1%
-----------------------------------------------------------------------------
             Avaya, Inc.
$       360  11.125%, 4/1/09                                    $     331,200
-----------------------------------------------------------------------------
                                                                $     331,200
-----------------------------------------------------------------------------

Transportation -- 0.3%
-----------------------------------------------------------------------------
             Intermet Corp., Sr. Notes
$       130  9.75%, 6/15/09                                     $     130,975
             Pacer International, Inc.
        505  11.75%, 6/1/07                                           512,575
             Petroleum Helicopters, Series B
        155  9.375%, 5/1/09                                           159,650
-----------------------------------------------------------------------------
                                                                $     803,200
-----------------------------------------------------------------------------

Utilities -- 0.1%
-----------------------------------------------------------------------------
             AES Corp., Sr. Notes
$       175  8.75%, 12/15/02                                    $     163,625
-----------------------------------------------------------------------------
                                                                $     163,625
-----------------------------------------------------------------------------
Utility - Electric Power Generation -- 0.0%

-----------------------------------------------------------------------------
             Calpine Corp., Sr. Notes
$       150  8.50%, 2/15/02                                     $     101,250
-----------------------------------------------------------------------------
                                                                $     101,250
-----------------------------------------------------------------------------

Wireless Communication Services -- 0.1%
-----------------------------------------------------------------------------
             Dobson/Signet Communications Corp.
$       625  12.25%, 12/15/08                                   $     378,125
             Ubiquitel Operating Co.
         95  14.00%, 4/15/10                                           13,775
-----------------------------------------------------------------------------
                                                                $     391,900
-----------------------------------------------------------------------------

Wireless Equipment -- 0.0%
-----------------------------------------------------------------------------
             Spectrasite Holdings, Inc., Sr. Notes
$        30  10.75%, 3/15/10                                    $      13,350
-----------------------------------------------------------------------------
                                                                $      13,350
-----------------------------------------------------------------------------

Wireline Communication Services -
North America -- 0.0%
-----------------------------------------------------------------------------
             Metromedia Fiber Network, Sr. Notes
$       500  10.00%, 11/15/08*                                  $       7,500
        500  10.00%, 12/15/09*                                          7,500
-----------------------------------------------------------------------------
                                                                $      15,000
-----------------------------------------------------------------------------

Total Corporate Bonds & Notes
  (identified cost $43,832,427)                                 $  41,341,507
-----------------------------------------------------------------------------

Common Stocks, Preferred Stocks and Warrants -- 2.2%

Shares/
Rights        Security                                          Value
-----------------------------------------------------------------------------
     11,403  American Marketing Industries Inc.,
               Common, Series B*                                $           0
      4,887  American Marketing Industries, Inc.,
               Preferred, Series A-1                                        0
     11,403  American Marketing Industries, Inc.,
               Preferred, Series A-4                                        0
     32,537  Carlyle-Key Partners*                                     32,537
      2,992  Enviromental Systems Products Common Stock*                    0
        516  Enviromental Systems Products Preferred Stock*            49,029
      3,144  Exide Corp., Warrants*                                         0
     90,043  IHDG Realty, Inc.*                                             0
     90,043  Imperial Home Decor Group*                                     0
          9  Kac Mezz Holdings, Class A, Warrants*                          0
          8  Kac Mezz Holdings, Class B, Warrants*                          0
         15  Key Plastics Holdings, Inc.*                              15,231
        163  Tokheim Corp.*                                                 0
     11,086  Tokheim Corp. Warrants*                                        0
    925,000  Van Kampen Senior Income Trust*                        6,641,500
-----------------------------------------------------------------------------

Total Common Stocks, Preferred Stocks and Warrants
  (identified cost, $7,127,545)                                 $   6,738,297
-----------------------------------------------------------------------------

Commercial Paper -- 3.2%

Principal
Amount
(000's
Omitted)      Security                                          Value
-----------------------------------------------------------------------------
             CXC, Inc.
$     5,144  1.97%, 7/1/02                                      $   5,144,000
             Household Finance Corp.
      4,666  1.75%, 7/15/02                                         4,662,824
-----------------------------------------------------------------------------
                                                                $   9,806,824
-----------------------------------------------------------------------------

Total Commercial Paper
  (amortized cost, $9,806,824)                                  $   9,806,824
-----------------------------------------------------------------------------

Total Investments -- 166.1%
  (identified cost, $518,678,592)                               $ 503,098,066
-----------------------------------------------------------------------------

Other Assets, Less Liabilities -- (66.1%)                       $(200,338,961)
-----------------------------------------------------------------------------

Net Assets -- 100%                                              $ 302,759,105
-----------------------------------------------------------------------------

(1) Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating rate interests will have an expected average life of approximately two to four years.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  * Non-income producing security.

Note: At June 30, 2002, the Trust had unfunded commitments amounting to $7,677,697 under various revolving credit agreements.

                       See Notes to financial statements.

EATON VANCE SENIOR INCOME TRUST AS OF JUNE 30, 2002

----------------------------------------------------------------------------
FINANCIAL STATEMENTS
----------------------------------------------------------------------------

Statement of Assets and Liabilities

As of June 30, 2002
Assets
----------------------------------------------------------------------------
Investments, at value
  (identified cost, $518,678,592)                               $503,098,066
Cash                                                              11,734,490
Receivable for investments sold                                      897,158
Dividends and interest receivable                                  2,810,558
Prepaid expenses                                                      88,127
----------------------------------------------------------------------------
Total assets                                                    $518,628,399
----------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------
Amounts due under commercial paper program                      $105,000,000
Miscellaneous liabilities                                            275,495
Payable for investments purchased                                    187,850
Payable to affiliate for Trustees' fees                               10,661
Dividends payable                                                         56
Accrued expenses:
  Interest                                                           153,098
  Operating expense                                                  218,525
----------------------------------------------------------------------------
Total liabilities                                               $105,845,685
----------------------------------------------------------------------------
Auction Preferred Shares (4,400 shares outstanding) at
liquidation value plus cumulative unpaid dividends              $110,023,609
----------------------------------------------------------------------------
Net assets applicable to common shares                          $302,759,105
----------------------------------------------------------------------------

Sources of Net Assets
----------------------------------------------------------------------------
Common Shares, $0.01 par value; unlimited number of
  shares authorized, 35,948,079 shares issued and
  outstanding                                                   $    359,481
Additional paid-in capital                                       356,878,145
Accumulated net realized loss (computed on the basis
  of identified cost)                                            (40,545,263)
Accumulated undistributed net investment income                    1,647,268
Net unrealized depreciation (computed on the basis
  of identified cost)                                            (15,580,526)
----------------------------------------------------------------------------
Net assets applicable to common shares                          $302,759,105
----------------------------------------------------------------------------

Net Asset Value Per Common Share
----------------------------------------------------------------------------
($302,759,105 / 35,948,079 common shares
  issued and outstanding)                                            $  8.42
----------------------------------------------------------------------------

                       See notes to financial statements.

Statement of Operations

For the Year Ended
June 30, 2002

Investment Income
------------------------------------------------------------------------------
Interest                                                          $ 33,801,145
Dividends                                                              425,802
Facility fees earned                                                    33,973
Miscellaneous                                                           90,977
------------------------------------------------------------------------------
Total investment income                                           $ 34,351,897
------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------
Investment adviser fee                                            $  4,407,992
Administration fee                                                   1,296,002
Trustees' fees and expenses                                             26,018
Interest expense                                                     2,636,290
Preferred shares remarketing agent fee                                 273,880
Legal and accounting services                                          192,246
Custodian fee                                                          169,610
Printing and postage                                                    89,513
Loan program structuring expense                                        85,856
Transfer and dividend disbursing agent fees                             68,663
Registration fees                                                       20,477
Miscellaneous                                                          381,219
------------------------------------------------------------------------------
Total expenses                                                    $  9,647,766
------------------------------------------------------------------------------
Net investment income                                             $ 24,704,131
------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                 $(20,444,427)
------------------------------------------------------------------------------
Net realized loss                                                 $(20,444,427)
------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                             $  5,582,366
------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)              $  5,582,366
------------------------------------------------------------------------------
Net realized and unrealized loss                                  $(14,862,061)
------------------------------------------------------------------------------
Distributions to preferred shareholders                           $ (2,726,001)
------------------------------------------------------------------------------
Net increase in net assets from operations                        $  7,116,069
------------------------------------------------------------------------------

                       See notes to financial statements.

EATON VANCE SENIOR INCOME TRUST AS OF JUNE 30, 2002

----------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
----------------------------------------------------------------------------

Statements of Changes in Net Assets

Increase (Decrease)                                          Year Ended            Year Ended
in Net Assets                                                June 30, 2002         June 30, 2001
------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                      $ 24,704,131          $ 31,119,007
  Net realized loss                                           (20,444,427)          (18,671,667)
  Net change in unrealized appreciation
    (depreciation)                                              5,582,366           (13,758,281)
  Distributions to preferred shareholders                      (2,726,001)              (47,014)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
    operations                                               $  7,116,069          $ (1,357,955)
-----------------------------------------------------------------------------------------------
Distributions to common shareholders --
    From net investment income                               $(22,675,640)         $(31,484,729)
-----------------------------------------------------------------------------------------------
Total distributions to shareholders                          $(22,675,640)         $(31,484,729)
-----------------------------------------------------------------------------------------------
Capital share transactions --
  Reinvestment of distributions to shareholders              $    721,050          $  1,875,187
  Offering costs and preferred shares underwriting
    discounts                                                         --             (1,237,500)
-----------------------------------------------------------------------------------------------
Net increase in net assets from
  capital share transactions                                 $    721,050          $    637,687
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                        $(14,838,521)         $(32,204,997)
-----------------------------------------------------------------------------------------------

Net Assets Applicable To Common Shares
-----------------------------------------------------------------------------------------------
At beginning of year                                         $317,597,626          $349,802,623
-----------------------------------------------------------------------------------------------
At end of year                                               $302,759,105          $317,597,626
-----------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
included in net assets applicable to common shares
-----------------------------------------------------------------------------------------------
At end of year                                               $  1,647,268          $  2,390,529
-----------------------------------------------------------------------------------------------

                       See notes to financial statements.

Statement of Cash Flows
                                                                Year Ended
Increase (Decrease) in Cash                                     June 30, 2002
-----------------------------------------------------------------------------
Cash Flows From (Used For) Operating Activities --
  Purchases of loan interests and corporate bonds               $(362,265,590)
  Proceeds from sales and principal repayments                    339,166,910
  Interest and dividends received                                  34,298,118
  Miscellaneous income received                                       216,906
  Interest paid                                                    (2,968,848)
  Prepaid                                                             (24,092)
  Operating expenses paid                                          (7,128,284)
  Net increase in short-term investments                           (9,806,824)
-----------------------------------------------------------------------------
Net cash used for operating activities                          $  (8,511,704)
-----------------------------------------------------------------------------
Cash Flows From (Used For) Financing Activities --
  Cash distributions paid (excluding reinvestments of $721,050) $ (24,703,940)
  Net increase in amounts due under commercial paper program       34,000,000
-----------------------------------------------------------------------------
Net cash from financing activities                              $   9,296,060
-----------------------------------------------------------------------------
Net increase in cash                                            $     784,356
-----------------------------------------------------------------------------
Cash at beginning of period                                     $  10,950,134
-----------------------------------------------------------------------------
Cash at end of period                                           $  11,734,490
-----------------------------------------------------------------------------

Reconciliation of Net Decrease in Net Assets
From Operations to Net Cash Used for Operating Activities
-----------------------------------------------------------------------------
Net increase in net assets from operations                      $   9,842,070
Increase in receivable for investments sold                          (888,310)
Decrease in dividends and interest receivable                         849,231
Increase in prepaid expenses                                          (24,092)
Decrease in deferred facility fee income                              (33,973)
Increase in miscellaneous liability                                   125,929
Increase in payable to affiliate                                        5,226
Decrease in accrued expenses                                         (454,592)
Increase payable for investments purchased                            187,850
Net increase in investments                                       (18,121,043)
-----------------------------------------------------------------------------
Net cash used for operating activities                          $  (8,511,704)
-----------------------------------------------------------------------------

                       See notes to financial statements.

EATON VANCE SENIOR INCOME TRUST AS OF JUNE 30, 2002

-------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
-------------------------------------------------------------------------------

Financial Highlights

                                                                          Year Ended June 30,
                                                -------------------------------------------------------------------
                                                2002(1)(2)       2001(1)          2000             1999(1)(3)
-------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year
  (Common Shares)                               $      8.860     $      9.810     $     10.090     $     10.000
-------------------------------------------------------------------------------------------------------------------
Income (loss) from operations
-------------------------------------------------------------------------------------------------------------------
Net investment income                           $      0.687     $      0.872     $      0.868     $      0.539
Net realized and unrealized gain (loss)               (0.420)          (0.908)          (0.271)           0.036
Distributions to preferred shareholders               (0.076)            --               --               --
-------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations             $      0.191     $     (0.036)    $      0.597     $      0.575
-------------------------------------------------------------------------------------------------------------------
Less distributions to common shareholders
-------------------------------------------------------------------------------------------------------------------
From net investment income                      $     (0.631)    $     (0.882)    $     (0.877)    $     (0.465)
-------------------------------------------------------------------------------------------------------------------
Total distributions                             $     (0.631)    $     (0.882)    $     (0.877)    $     (0.465)
-------------------------------------------------------------------------------------------------------------------
Preferred and Common shares offering costs
  charged to paid-in capital                    $       --       $     (0.001)    $       --       $     (0.020)
-------------------------------------------------------------------------------------------------------------------
Preferred Shares underwriting discounts         $       --       $     (0.031)    $       --       $       --
-------------------------------------------------------------------------------------------------------------------
Net asset value -- End of year (Common Shares)  $      8.420     $      8.860     $      9.810     $     10.090
-------------------------------------------------------------------------------------------------------------------
Market value -- End of year (Common Shares) .   $      7.760     $      8.940     $      9.313     $     10.000
-------------------------------------------------------------------------------------------------------------------
Total Return(4)                                        (6.18)%           5.65%            2.00%            4.93%
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data+++
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to common shares, end
  of year (000's omitted)                       $    302,759     $    317,597     $    349,803     $    359,705
Ratios (As a percentage of average net assets
  attributable to common shares):
    Net expenses(5)                                     2.28%            1.89%            1.84%            1.65%(6)
    Interest expense                                    0.85%            2.50%            2.41%            2.02%(6)
    Total expenses(5)                                   3.13%            4.39%            4.25%            3.67%(6)
    Net investment income(5)                            8.01%            9.37%            8.73%            8.17%(6)
Portfolio Turnover                                        69%              37%              63%              27%

-------------------------------------------------------------------------------------------------------------------
 + The operating expenses of the Trust may reflect a reduction of the investment adviser fee and the actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average net assets attributable to common shares):
    Expenses                                                                                               1.97%(6)
    Interest expense                                                                                       2.02%(6)
    Net investment income                                                                                  7.85%(6)
Net investment income per share                                                                    $      0.518
++ The ratios reported above are based on net assets attributable solely to common shares. The ratios based on net assets, including amounts related to preferred shares since the initial offering of preferred shares, are as follows:
Ratios (As a percentage of average total net assets):
    Net expenses(5)                                     1.68%            1.88%
    Interest expense                                    0.63%            2.50%
    Total expenses(5)                                   2.31%            4.38%
    Net investment income(5)                            5.90%            9.33%
-------------------------------------------------------------------------------------------------------------------
Senior Securities:
    Total preferred shares outstanding                 4,400            4,400
    Asset coverage per preferred shares(7)      $     93,814     $     97,192
    Involuntary liquidation preference per
      preferred share(8)                        $     25,000     $     25,000
    Approximate market value per preferred
      share(8)                                  $     25,000     $     25,000
-------------------------------------------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies
    and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended June 30, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001, and increase the ratio of net investment income to average net assets attributable to common shares by less than 0.01%. Per share data and ratios for the periods prior to July 1, 2001 have not been restated to reflect this change in presentation.
(3) For the period from the start of business, October 30, 1998, to June 30, 1999.
(4) Total return is calculated assuming a purchase at market value on the first day and a sale at the market value on the last day of the period reported. Dividends and distributions, if any, are assumed reinvested on the reinvestment date. Total return is not computed on an annualized basis.
(5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets attributable to common shares reflect the Trust's leverage capital structure.
(6) Annualized.
(7) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
(8) Plus accumulated and unpaid dividends.

                                         See notes to financial statements.

EATON VANCE SENIOR INCOME TRUST AS OF JUNE 30, 2002

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Eaton Vance Senior Income Trust (the Trust) is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company.
  The Trust's investment objective is to provide a high level of current income consistent with the preservation of capital, by investing primarily in senior, secured floating rate loans. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  Certain prior year amounts have been reclassified for presentation purposes.

  A Investment Valuation -- The Trust's investments are primarily in interests in senior floating rate loans (Senior Loans). Certain Senior Loans are deemed liquid because reliable market quotations are readily available for them. Liquid loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Trust's investment adviser, Eaton Vance Management (EVM), under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on evaluations of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan and interests in similar loans and the market environment and investor attitudes towards the Senior Loan and interests in similar loans;
  (v) the reputation and financial condition of the agent and any intermediate participant in the loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps is determined by changes in the relationship between two rates of interest. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Trust was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Trust was more then 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

B Income -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Facility fees received are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Effective July 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust began accreting market discounts and premiums on debt securities effective July 1, 2001. The cumulative effect of this accounting change had no impact on the total net assets, but resulted in a $63,435 reduction in cost of securities and a corresponding $63,435 increase in unrealized appreciation, based on securities held by the Trust on June 30, 2002.

  The effect of this change for the year ended June 30, 2002 was to increase net investment income by $1,118, increase net realized gain by $52,072, and decrease net unrealized appreciation by $53,190.

  The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in policy.

  C Federal Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At June 30, 2002, the Trust, for federal income tax purposes, had a capital loss carryover of $29,482,716 which will expire on June 30, 2009 ($1,925,241) and June 30, 2010 ($27,557,475). These
  amounts will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax.

  At June 30, 2002 the undistributed ordinary income on a tax basis was $1,647,268. The Trust did not have any undistributed long-term gains at December 31, 2001.

  Additionally, at June 30, 2002, the Trust had net capital losses of $11,045,646 attributable to security transactions incurred after October 31, 2001. These are treated as arising on the first day of the Trust's next taxable year.

  D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Trust maintains with IBT. All significant credit balances used to reduce the Trust's custodian fees are reported as a reduction of expenses on the Statement of Operations.

  E Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  F Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Gains and losses on securities sold are determined on the basis of identified cost.

2 Auction Preferred Shares (APS)
--------------------------------------------------------------------------------
  The Trust issued 2,200 shares of Auction Preferred Shares Series A and 2,200 shares of Auction Preferred Shares Series B on June 27, 2001 in a public offering. The underwriting discount and other offering costs were recorded as a reduction to paid in capital. Dividends on the APS, which accrue daily, are paid cumulative at a rate which was established at the offering of the APS and have been reset every 7 days thereafter by an auction. Dividend rates at June 30, 2002 were 1.95% and 1.95% for Series A and Series B
  Shares, respectively. Series A and Series B are identical in all respects except for the dates of reset for the dividend rates.

  The APS are redeemable at the option of the Trust, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws. The Trust pays annual fees equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

  In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its APS Shares outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Net increase in net assets from operations" on the statements of operations and statement of changes in net assets, and as a component of the "Total income (loss) from operations" in the financial highlights. Prior year amounts presented have been restated to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

3 Distributions to Shareholders
--------------------------------------------------------------------------------
  The Trust intends to make monthly distributions to common shareholders of net investment income, after payment of any dividends on any outstanding preferred shares. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on June 30, 2002 was 1.95% and 1.95%, for Series A and Series B Shares, respectively. For the year ended June 30, 2002, the Trust paid dividends to Auction Preferred shareholders amounting to $1,374,703 and $1,374,703 for Series A and Series B Shares, respectively, representing an average APS dividend rate for such period of 2.45% and 2.45%, respectively.

4 Common Shares of Beneficial Interest
--------------------------------------------------------------------------------
  The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

                                                          Year Ended June 30,
                                                        ------------------------
                                                        2002           2001
  ------------------------------------------------------------------------------
  Issued to shareholders electing to receive payments of
    distributions in Trust common shares                81,797         206,282
  ------------------------------------------------------------------------------
  Net increase                                          81,797         206,282
  ------------------------------------------------------------------------------

5 Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  The investment adviser fee, computed at a monthly rate of 17/240 of 1%
  (0.85% annually) of the Trust's average weekly gross assets, was earned by EVM as compensation for management and investment advisory services rendered to the Trust. For the year ended June 30, 2002, the fee was equivalent to 0.85% of the Trust's average daily gross assets and amounted to $4,407,992. Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. EVM also serves as the administrator of the Trust. An administration fee, computed at the monthly rate of 1/48 of 1% (0.25% annually) of the average weekly gross assets of the Trust, is paid to EVM for managing and administering business affairs of the Trust. For the year ended June 30, 2002, the fee was equivalent to 0.25% of the Trust's average daily gross assets for such period and amounted to $1,296,002.

  Certain officers and Trustees of the Trust are officers of the above organization.

  During the year ended June 30, 2002, the Trust engaged in purchase and sale transactions with other funds that also utilize EVM, or an affiliate of EVM, as an investment adviser. These purchases and sales transactions complied with Rule 17-a7 under the Investment Company Act of 1940 and amounted to $10,970,797 and $1,960,627 respectively.

6 Investment Transactions
--------------------------------------------------------------------------------
  The Trust invests primarily in Senior Loans. The ability of the issuers of the Senior Loans held by the Trust to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans and corporate bonds aggregated $362,453,081 and $340,055,220, respectively, for the year ended June 30, 2002.

7 Short-Term Debt and Credit Agreements
--------------------------------------------------------------------------------
  The Trust has entered into a revolving credit agreement that will allow the Trust to borrow $120 million to support the issuance of commercial paper and to permit the Trust to invest in accordance with its investment practices. Interest is charged under the revolving credit agreement at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate or federal funds effective rate. Interest expense includes a commitment fee of approximately $181,000 which is computed at the annual rate of 0.15% on the unused portion of the revolving credit agreement. There were no significant borrowings under this agreement during the period. As of June
  30, 2002, the Trust had commercial paper outstanding of $105,000,000, at an interest rate of 1.77%. Maximum and average borrowings for the year ended
  June 30, 2002 were $110,000,000 and approximately $100,000,000, respectively, and the average interest rate was 2.49%.

8 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
--------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2002, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                               $518,695,493
  ---------------------------------------------------------------------------
  Gross unrealized appreciation                                $  3,377,390
  Gross unrealized depreciation                                  18,975,347
  ---------------------------------------------------------------------------
  Net unrealized depreciation                                  $ 15,597,427
  ---------------------------------------------------------------------------

EATON VANCE SENIOR INCOME TRUST AS OF JUNE 30, 2002

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS CONT'D
-------------------------------------------------------------------------------

To the Trustees and Investors
of Eaton Vance Senior Income Trust
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Senior Income Trust (the Trust) as of June 30, 2002, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period ended June 30, 2002 and the financial highlights for each of the years in the four-year period then ended June 30, 2002. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities and Senior Loans owned at June 30, 2002 by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Eaton Vance Senior Income Trust at June 30, 2002, and the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
August 23, 2002

EATON VANCE SENIOR INCOME TRUST

-------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
-------------------------------------------------------------------------------

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc. at 1-800-331-1710.

EATON VANCE SENIOR INCOME TRUST

-------------------------------------------------------------------------------
APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
-------------------------------------------------------------------------------

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and cond itions of the Plan.

                                        --------------------------------------
                                        Please print exact name on account:

                                        --------------------------------------
                                        Shareholder signature          Date
                                        --------------------------------------
                                        Shareholder signature          Date

                                        Please sign exactly as your common
                                        shares are registered. All persons
                                        whose names appear on the share
                                        certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

THE AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING ADDRESS:

                              Eaton Vance Senior Income Trust
                              c/o PFPC Inc.
                              P.O. Box 43027
                              Providence, RI 02940-3027
                              800-331-1710
--------------------------------------------------------------------------------

NUMBER OF EMPLOYEES
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

NUMBER OF SHAREHOLDERS
As of June 30, 2002, our records indicate that there were 321 registered shareholders for and approximately 16,607 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

        Eaton Vance Distributors, Inc.
        The Eaton Vance Building
        255 State Street
        Boston, MA 02109
        1-800-225-6265

NEW YORK STOCK EXHANGE SYMBOL
The New York Stock Exchange Symbol is EVF

EATON VANCE SENIOR INCOME TRUST AS OF JUNE 30, 2002

-------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION
-------------------------------------------------------------------------------

FUND MANAGEMENT. The Trustees of Eaton Vance Senior Income Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109.

                                                                                                Number of
                                                                                              Portfolios in
                            Position(s)  Term of Office                                        Fund Complex    Other
                               with      and Length of      Principal Occupation(s)            Overseen By  Directorships
Name, Address and Age        the Trust      Service         During Past Five Years              Trustee(1)      Held
--------------------------------------------------------------------------------------------------------------------------
Interested Trustee(s)
Jessica M. Bibliowicz         Trustee     Until 2002.       President and Chief Executive          176           None
DOB: 11/28/59                             3 years.          Officer of National Financial
                                          Trustee           Partners (financial services
                                          since             company) (since April 1999).
                                          1999.             President and Chief Operating
                                                            Officer of John A. Levin &
                                                            Co. (registered investment
                                                            advisor) (July 1997 to April
                                                            1999) and a Director of
                                                            Baker, Fentress & Company,
                                                            which owns John A. Levin &
                                                            Co., (July 1997 to April
                                                            1999). Ms. Bibliowicz is an
                                                            interested person because of
                                                            her affiliation with a
                                                            brokerage firm.

James B. Hawkes              President    Until 2002.       Chairman, President and Chief          176            Director of EVC,
DOB: 11/19/41               and Trustee   3 years.          Executive Officer of BMR, EVM                        EV and EVD.
                                          Trustee           and their corporate parent,
                                          since             Eaton Vance Corp. (EVC), and
                                          1998.             corporate trustee, Eaton
                                                            Vance, Inc. (EV); Vice
                                                            President of EVD. President
                                                            or Officer of 179 investment
                                                            companies in Eaton Vance Fund
                                                            Complex. Mr. Hawkes is an
                                                            interested person because of
                                                            his position with BMR, EVM
                                                            and EVC, which are affiliates
                                                            of the Trust.

Disinterested Trustee(s)
Donald R. Dwight                (APS      Until 2002.       President of Dwight Partners,          179           Trustee/Director
DOB: 3/26/31                  Trustee)    3 years.          Inc. (corporate relations and                        of the Royce Funds
                              Trustee     Trustee           communications company).                             (Mutual Funds)
                                          since
                                          1998.

Samuel L. Hayes, III            (APS      Until 2002.       Jacob H. Schiff Professor of           179           Director of
DOB: 2/23/35                  Trustee)    3 years.          Investment Banking Emeritus,                         Tiffany & Co.
                              Trustee     Trustee           Harvard University Graduate                          (specialty
                                          since             School of Business                                   retailer) and
                                          1998.             Administration.                                      Director of
                                                                                                                 Telect, Inc.
                                                                                                                 (telecommunication
                                                                                                                 services company)
Norton H. Reamer              Trustee     Until 2003.       President, Unicorn                     179           None
DOB: 9/21/35                              3 years.          Corporation (an investment
                                          Trustee           and financial advisory
                                          since             services company) (since
                                          1998.             September 2000). Chairman,
                                                            Hellman, Jordan Management
                                                            Co., Inc. (an investment
                                                            management company) (since
                                                            November 2000). Advisory
                                                            Director of Bershire Capital
                                                            Corporation (Investment
                                                            Banking Firm) (since June
                                                            2002). Formerly, Chairman of
                                                            the Board, United Asset
                                                            Management Corporation (a
                                                            holding company owning
                                                            institutional investment
                                                            management firms) and
                                                            Chairman, President and
                                                            Director, UAM Funds (mutual
                                                            funds).

Lynn A. Stout                 Trustee     Until 2004.       Professor of Law, University           173           None
DOB: 9/14/56                              3 years.          of California at Los Angeles
                                          Trustee           School of Law (since July
                                          since             2001). Formerly, Professor of
                                          1999.             Law, Georgetown University
                                                            Law Center.

Jack L. Treynor               Trustee     Until 2002.       Investment Adviser and                 171           None
DOB: 2/21/30                              3 years.          Consultant.
                                          Trustee
                                          since
                                          1998.

(1) Includes both master and feeder funds in a master feeder structure.

EATON VANCE SENIOR INCOME TRUST AS OF JUNE 30, 2002

MANAGEMENT AND ORGANIZATION CONT'D

                            Position(s)    Term of Office
                                with       and Length of       Principal Occupation(s)
Name, Address and Age        the Trust        Service       During Past Five Years
---------------------------------------------------------------------------------------------------------------------------------
Principal Officers who are not Trustees

John P. Redding                 Vice         Since 2001     Vice President of EVM and BMR. Officer of 1 investment company managed
DOB: 3/21/63                 President                      by EVM or BMR.

Scott H. Page                   Vice         Since 1998     Vice President of EVM and BMR. Officer of 11 investment companies
DOB: 11/30/59                President                      managed by EVM or BMR.

Payson F. Swaffield             Vice         Since 1998     Vice President of EVM and BMR. Officer of 11 investment companies
DOB: 8/13/56                 President                      managed by EVM or BMR.

Michael W. Weilheimer           Vice         Since 1998     Vice President of EVM and BMR. Officer of 8 investment companies
DOB: 2/11/61                 President                      managed by EVM or BMR.

Alan R. Dynner               Secretary       Since 1998     Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD and
DOB: 10/10/40                                               EVC. Officer of 179 investment companies managed by EVM or BMR.

James L. O'Connor            Treasurer       Since 1998     Vice President of BMR, EVM and EVD. Officer of 179 investment companies
DOB: 4/1/45                                                 managed by EVM or BMR.

INVESTMENT ADVISER AND ADMINISTRATOR OF EATON VANCE SENIOR INCOME TRUST EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

CUSTODIAN
INVESTORS BANK & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC INC.
P.O. Box 43027
Providence, RI 02940-3027
1-800-331-1710

INDEPENDENT AUDITORS
DELOITTE & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

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                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

o Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

o None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

o Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122
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EATON VANCE SENIOR INCOME TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

171-8/02                                                                SITSRC